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                                                                    Exhibit 32.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Famous Dave's of America, Inc. does hereby certify that:

     a. The Quarterly Report on Form 10-Q of Famous Dave's of America, Inc. for the quarter ended September 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

     b. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Famous Dave's of America, Inc.


Dated:  November 7, 2003                          /s/ Kenneth J. Stanecki
                                                  ------------------------------
                                                  Kenneth J. Stanecki
                                                  Chief Financial Officer